UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Oncocyte Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) amends and restates in its entirety the definitive proxy statement on Schedule 14A filed by Oncocyte Corporation (the “Company”) on May 19, 2023 (the “Original Filing”), solely to: (i) remove proposal four contained in the Original Filing, which, as described therein, related to approval of an amendment to the Company’s 2018 Equity Incentive Plan to make an additional 5,000,000 shares of common stock available for equity awards, and (ii) include information regarding the Company’s intent to adopt a recovery, or “clawback,” policy applicable to its executive officers when required pursuant to applicable rules and regulations of the Securities and Exchange Commission and Nasdaq, and to make certain ancillary changes.

The amended proxy card enclosed with this Amendment No. 1 (the “Amended Proxy Card”) differs from the proxy card previously made available to you with the Original Filing, in that the enclosed Amended Proxy Card excludes the proposal that was removed from the Original Filing, as indicated above.

Except as specifically discussed in this Explanatory Note, this Amendment No. 1 does not modify or update any other disclosures presented in the Original Filing. In addition, this Amendment No. 1 does not reflect events occurring after the date of the Original Filing or modify or update disclosures that may have been affected by subsequent events.

May 19, 2023

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Oncocyte Corporation which will be held virtually on Friday, June 23, 2023, at 10:00 a.m. Pacific Time online through https://web.lumiagm.com/259974801.

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting and instructions on how to gain admission to the Annual Meeting online. Management will report on current operations, and there will be an opportunity for discussion concerning Oncocyte and its activities. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the virtual meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the virtual meeting.

Peter Hong

Secretary

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 23, 2023

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Oncocyte Corporation (the “Meeting”) will be held virtually online through https://web.lumiagm.com/259974801 for the following purposes:

1. To elect five (5) directors to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The nominees of the Board of Directors are: Joshua Riggs, Andrew Arno, Alfred D. Kingsley, Andrew J. Last and Louis E. Silverman;

2. To ratify the appointment of WithumSmith+Brown, PC as Oncocyte’s independent registered public accountants for the fiscal year ending December 31, 2023;

3. To approve, on an advisory basis, Oncocyte’s named executive officer compensation in fiscal 2022; and

4. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The Board of Directors has fixed the close of business on April 24, 2023  as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting or any postponement or adjournment of the meeting.

This year we have made arrangements for our shareholders to attend and participate at the Meeting through an online electronic video screen communication at https://web.lumiagm.com/259974801. If you wish to attend the Meeting online you will need to gain admission in the manner described in the Proxy Statement. Although the Meeting will not be held in person, shareholders will, to the extent possible, be afforded the same rights and opportunities to participate at the virtual meeting similarly to how they would participate at an in-person meeting.

Whether or not you expect to attend the Meeting online, you are urged to sign and date the enclosed form of proxy and return it promptly so that your shares may be represented and voted at the Meeting. If you should be present at the virtual Meeting, your proxy will be returned to you if you so request.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held June 23, 2023.

The Letter to Shareholders, Notice of Meeting and Proxy Statement, and Annual Report on Form 10-K,

are available at: https://www.astproxyportal.com/ast/20487

By Order of the Board of Directors,

Peter Hong

Secretary

Irvine, California

May 19, 2023

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ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Friday, June 23, 2023

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

Q: Why have I received this Proxy Statement?

We are holding our Annual Meeting of Shareholders (the “Meeting”) for the purposes stated in the accompanying Notice of Annual Meeting, which include (1) electing directors, (2) ratifying the appointment of our independent registered public accountants; and (3) approving, on an advisory basis, Oncocyte’s named executive officer compensation in fiscal 2022. At the Meeting, our management will also report on current operations, and there will be an opportunity for discussion concerning Oncocyte and its activities. This Proxy Statement contains information about those matters, relevant information about the Meeting, and other information that we are required to include in a proxy statement under the Securities and Exchange Commission’s (“SEC”) regulations.

Q: Who is soliciting my proxy?

The accompanying proxy is solicited by the Board of Directors of Oncocyte Corporation (the “Company”), a California corporation, for use at the Annual Meeting of Shareholders to be held virtually via an online electronic video screen communication.

Q: Who is entitled to vote at the Meeting?

Only shareholders of record at the close of business on April 24, 2023, which has been designated as the “record date,” are entitled to notice of and to vote at the Meeting. On that date, there were 164,607,280  shares of Oncocyte common stock, no par value, issued and outstanding, which constitutes the only class of Oncocyte voting securities outstanding.

Q: What percentage of the vote is required to elect directors or to approve the other matters that are being presented for a vote by shareholders?

Directors will be elected by the affirmative vote of a majority of the shares of common stock represented and voting at the Meeting at which a quorum is present, provided that the shares voting affirmatively also constitute at least a majority of the required quorum. All other matters to be presented for a vote at the Meeting will require the affirmative vote of a majority of the shares of common stock represented at the Meeting, provided that a quorum is present. A quorum consists of a majority of the outstanding shares of common stock entitled to vote. Both abstentions and broker non-votes described in the questions below are counted for the purpose of determining the presence of a quorum. Notwithstanding the foregoing, if a quorum is not present the Meeting may be adjourned by a vote of a majority of the shares present or by proxy.

The affirmative vote of a majority of the shares represented at the Meeting, provided that a quorum is present, is required to approve, on an advisory basis, the say on pay vote. As an advisory vote, this proposal is not binding upon us. However, the Compensation Committee of our Board of Directors, which is responsible for designing and administering our executive compensation program, values the opinion expressed by our shareholders and will consider the outcome of the vote when making future compensation decisions.

Q: How many votes do my shares represent?

Each share of Oncocyte common stock is entitled to one vote in all matters that may be acted upon at the Meeting. Cumulative voting will not be available in the election of directors at the Meeting.

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Q: What are my choices when voting?

In the election of directors, you may vote for all nominees or you may withhold your vote from one or more nominees. For each other proposal described in this Proxy Statement, you may vote for the proposal, vote against the proposal, or abstain from voting on the proposal. Properly executed proxies in the accompanying form that are received at or before the Meeting will be voted in accordance with the directions noted on the proxies.

Q: What if I abstain from voting on a matter?

If you check the “abstain” box in the proxy form, or if you attend the Meeting without submitting a proxy and you abstain from voting on a matter, or if your shares are subject to a “broker non-vote” on a matter, your shares will be deemed to have not voted on that matter in determining whether the matter has received an affirmative vote sufficient for approval. Broker non-votes and abstentions will not affect the outcome of any of the proposals to be voted upon. Please see “What if I do not specify how I want my shares voted?” below for additional information about broker non-votes.

Q: How can I vote at the Meeting?

If you are a shareholder of record and you attend the Meeting online, you may vote your shares at the Meeting in the manner provided for internet voting. However, if you are a “street name” holder, you may vote your shares online only if you obtain a signed proxy from your broker or nominee giving you the right to vote your shares. Please refer to additional information in the “HOW TO ATTEND THE ANNUAL MEETING” portion of this Proxy Statement.

Even if you currently plan to attend the Meeting online, we recommend that you also submit your proxy first so that your vote will be counted if you later decide not to attend the Meeting.

Q: Can I still attend and vote at the Meeting if I submit a proxy?

You may attend the Meeting through online participation whether or not you have previously submitted a proxy. If you previously gave a proxy, your attendance at the Meeting online will not revoke your proxy unless you also vote through internet voting during your online participation at the Meeting.

Q: Can I change my vote after I submit my proxy form?

You may revoke your proxy at any time before it is voted. If you are a shareholder of record and you wish to revoke your proxy you must do one of the following things:

●	deliver to the Secretary of Oncocyte a written revocation; or

●	deliver to the Secretary of Oncocyte a signed proxy bearing a date subsequent to the date of the proxy being revoked; or

●	attend the Meeting and vote through internet voting during online participation.

If you are a “beneficial owner” of shares “held in street name” you should follow the directions provided by your broker or other nominee regarding how to revoke your proxy.

Q: What are the Board of Directors’ recommendations?

The Board of Directors recommends that our shareholders vote FOR (1) each nominee for election as a director, (2) approval of the appointment of WithumSmith+Brown, PC as our independent registered public accountants for the fiscal year ending December 31, 2023, and (3) approval of the say-on-pay proposal.

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Q: What if I do not specify how I want my shares voted?

Shareholders of Record. If you are a shareholder of record and you sign and return a proxy form that does not specify how you want your shares voted on a matter, your shares will be voted FOR (1) each nominee for election as a director, (2) approval of the appointment of WithumSmith+Brown, PC as our independent registered public accountants for the fiscal year ending December 31, 2023, and (3) approval of the say-on-pay proposal.

Beneficial Owners. If you are a beneficial owner and you do not provide your broker or other nominee with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the various national and regional securities exchanges, brokers and other nominees holding your shares cannot vote in the election of directors and the say-on-pay proposal, but may vote on certain matters considered to be routine under such rules, which may include, depending on the applicable rules, the approval of the appointment of our independent registered public accountants. If you hold your shares in street name and you do not instruct your broker or other nominee how to vote on those matters as to which brokers and nominees are not permitted to vote without your instructions, no votes will be cast on your behalf on those matters. This is generally referred to as a “broker non-vote.”

Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record. You are a shareholder of record if at the close of business on the record date your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the record date your shares were held in the name of a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I do not specify how I want my shares voted?” above for additional information.

Q: What if any matters not mentioned in the Notice of Annual Meeting or this Proxy Statement come up for vote at the Meeting?

The Board of Directors does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting of Shareholders. As of the date of this Proxy Statement, no shareholder has notified us of any other business that may properly come before the Meeting. If other matters requiring the vote of the shareholders properly come before the Meeting, then it is the intention of the persons named in the accompanying form of proxy to vote the proxy held by them in accordance with their judgment on such matters.

The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (1) matters that the Board of Directors did not know, a reasonable time before the mailing of the notice of the Meeting, would be presented at the Meeting; and (2) matters incidental to the conduct of the Meeting.

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Q: Who will bear the cost of soliciting proxies for use at the Meeting?

Oncocyte will bear all of the costs of the solicitation of proxies for use at the Meeting. In addition to the use of the mails, proxies may be solicited by a personal interview, telephone, facsimile, via the internet, an overnight delivery service and telegram by our directors, officers, and employees, who will undertake such activities without additional compensation. Banks, brokerage houses, and other institutions, nominees, or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the common stock held of record by such persons and entities and will be reimbursed for their reasonable expense incurred in connection with forwarding such material.

Q: How can I attend and vote at the Meeting?

If you plan on attending the Meeting online, please read the “HOW TO ATTEND THE ANNUAL MEETING” section at the end of this Proxy Statement for information about how to attend and participate in the Meeting online.

This Proxy Statement and the accompanying form of proxy are first being sent or given to our shareholders on or about May 19, 2023.

ELIMINATING DUPLICATE MAILINGS

Oncocyte has adopted a procedure called “householding.” Under this procedure, we may deliver a single copy of this Proxy Statement and our Annual Report to multiple shareholders who share the same address, unless we receive contrary instructions from one or more of the shareholders. This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. This procedure reduces the environmental impact of our annual meetings and reduces our printing and mailing costs. Shareholders participating in householding will continue to receive separate proxy cards.

We will deliver separate copies of Proxy Statement and our Annual Report to each shareholder sharing a common address if they notify us that they wish to receive separate copies. If you wish to receive a separate copy of Proxy Statement and our Annual Report, you may contact us by telephone at (949) 409-7600, or by mail at 15 Cushing, Irvine, California 92618. You may also contact us at the above phone number or address if you are presently receiving multiple copies of Proxy Statement and our Annual Report but would prefer to receive a single copy instead.

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ELECTION OF DIRECTORS

At the Meeting, five (5) directors will be elected to hold office until the next Annual Meeting of Shareholders, and until their successors have been duly elected and qualified. All of the nominees named below, Joshua Riggs, Andrew Arno, Alfred D. Kingsley, Andrew Last and Louis E. Silverman are incumbent directors.

The vote required vote to elect a director is the affirmative vote of a majority of the shares of common stock represented and voting at the Meeting at which a quorum is present, provided that the shares voting affirmatively also constitute at least a majority of the required quorum. It is the intention of the persons named in the enclosed proxy, unless the proxy specifies otherwise, to vote the shares represented by such proxy FOR the election of the nominees listed below. In the unlikely event that any nominee should be unable to serve as a director, proxies may be voted in favor of a substitute nominee designated by the Board of Directors. If you are a beneficial owner of shares held in street name, your broker or other nominee will not be allowed to vote in the election of directors unless you instruct your broker or other nominee how to vote on the form that the broker or nominee provided to you.

Directors and Nominees

The following persons are the directors on our Board of Directors (including all of our director nominees) and hold the positions set forth opposite their names.

Name	Age	Director Since	Position
Joshua Riggs	41	2023	President and Chief Executive Officer and Director
Andrew Arno	63	2015	Chairman of the Board of Directors
Jennifer Levin Carter(1)	59	2020	Director
Alfred D. Kingsley	80	2009	Director
Andrew J. Last	63	2015	Director
John Peter Gutfreund(1)	37	2022	Director
Louis E. Silverman	64	2023	Lead Independent Director

(1)	Dr. Carter and Mr. Gutfreund are not standing for reelection.

Joshua Riggs, 41, joined our Board of Directors and began serving as our President and Chief Executive Officer in February 2023. Mr. Riggs previously served as our Interim Chief Executive Officer since December 2022, the Company’s General Manager, Transplant from July 2022 to December 2022, and the Company’s Senior Director Business Development from August 2020 until September 2022. From January 2015 to August 2020, Mr. Riggs was the founder and principal of Intelliger Consulting, an organization devoted to consumer driven healthcare, and from January 2016 to July 2020, he was a principal at Bethesda Group, LLC, a boutique consulting group focused on helping small and mid-stage diagnostic companies and investment groups move emerging diagnostic content and platforms to market. Mr. Riggs received a BA in Interdisciplinary Studies from Adelphi University and an MBA from the University of Mississippi.

We believe Mr. Riggs is qualified to serve on our Board of Directors because of his previous leadership experiences and involvement with all aspects of the Company’s business and operations.

Andrew Arno, 63, joined our Board of Directors in June 2015 and was appointed Chairman of the Board of Directors in May 2022. Mr. Arno has 30 years of experience handling a wide range of corporate and financial matters, including work as an investment banker and strategic advisor to emerging growth companies. Mr. Arno previously served, from July 2015 to February 2023, as Vice Chairman of Special Equities Group, LLC, a privately held investment banking firm affiliated with Dawson James Securities Inc. and previously with Bradley Woods & Co. Ltd. And Chardan Capital Markets LLC. From June 2013 until July 2015, Mr. Arno served as Managing Director of Emerging Growth Equities, an investment bank, and Vice President of Sabr, Inc., a family investment group. He was previously President of LOMUSA Limited, an investment banking firm. From 2009 to 2012, Mr. Arno served as Vice Chairman and Chief Marketing Officer of Unterberg Capital, LLC, an investment advisory firm that he co-founded. He was also Vice Chairman and Head of Equity Capital Markets of Merriman Capital LLC, an investment banking firm, and served on the board of the parent company, Merriman Holdings, Inc. Mr. Arno currently serves on the boards of directors of Smith Micro Software, Inc. and Independa Inc., both software companies, and Comhear Inc., an audio technology R&D company. Mr. Arno previously served as a director of Asterias Biotherapeutics, Inc. from August 2014 until it was acquired by Lineage Cell Therapeutics, Inc. (“Lineage”) in March 2019. Mr. Arno received a BS degree from George Washington University.

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We believe Mr. Arno is qualified to serve on our Board of Directors because of his financial expertise and his experience as a director on other public company boards.

Jennifer Levin Carter, 59, joined our Board of Directors in August 2020 and is not standing for reelection. Dr. Carter is a healthcare executive, investor, board member and entrepreneur with a track record of developing and investing in innovative strategies and solutions at the intersection of and healthcare IT and services, digital health and machine learning, precision medicine, and genomics. Dr. Carter has been a Managing Director at Sandbox Industries and Blue Venture Fund since March 2021. Sandbox provides healthcare-related investment management exclusively for the Blue Venture Fund. Previously, Dr. Carter served as Managing Director of JLC Precision Health Strategies from July 2020 to April 2021 and VP and Head of Precision Health at Integral Health (now Valo Health), a Flagship Pioneering company, from March 2019 to August 2020. In 2018, Dr. Carter founded TrialzOWN, Inc. a healthcare company that was acquired in the development stage by Integral Health in March 2019. Prior to serving as CEO of TrialzOWN, Dr. Carter founded N-of-One, Inc. and served as its Chief Executive Officer from 2008 to 2012, and as its Chief Medical Officer from 2012 until its acquisition by Qiagen in 2019. At N-of-One, Dr. Carter led the development of the platform to create award-winning novel treatment strategies for cancer patients. Prior to founding N-of-One, Dr. Carter spent nine years working as an Investment Consultant with Levin Capital Strategies and with other groups specializing in biotechnology and life sciences investments evaluating existing and emerging markets, new medical technologies, and early-stage companies. After obtaining her medical degree, Dr. Carter practiced internal medicine at Mount Auburn Hospital in Cambridge, MA. Dr. Carter serves on the board of directors of CareMax, Inc. Dr. Carter received a BS degree from Yale University, an MD from Harvard Medical School, an MPH from the Harvard School of Public Health, and an MBA from MIT.

We believe Dr. Carter is qualified to serve on our Board of Directors because of her extensive experience holding leadership positions within investment firms and other healthcare companies, her medical expertise and her experience as director on other boards.

Alfred D. Kingsley, 80, joined our Board of Directors in September 2009 and served as Chairman of the Board from December 2010 until April 2018. Mr. Kingsley is also the Chairman of the Board of Directors of Lineage, a biotechnology company that was formerly BioTime, Inc. Mr. Kingsley’s long career in corporate finance and mergers and acquisitions includes substantial experience in helping companies to improve their management and corporate governance, and to restructure their operations in order to add value for shareholders. As Chairman of the Board of Lineage and formerly of Oncocyte, Mr. Kingsley has been instrumental in structuring their equity and debt financings and their business acquisitions. Mr. Kingsley has been general partner of Greenway Partners, L.P., a private investment firm, and President of Greenbelt Corp., a business consulting firm, since 1993. Mr. Kingsley was Senior Vice-President of Icahn and Company and its affiliated entities for more than 25 years. Mr. Kingsley served as a director of Asterias Biotherapeutics, Inc. from September 2012 until it was acquired by Lineage in March 2019. Mr. Kingsley holds a BS degree in economics from the Wharton School of the University of Pennsylvania, and a JD degree and LLM in taxation from New York University Law School.

We believe Mr. Kingsley is qualified to serve on our Board of Directors because of his extensive experience in corporate finance, mergers and acquisitions and corporate governance, and his experience as a director on other boards.

Andrew J. Last, 63, joined our Board of Directors in December 2015. Dr. Last shares with our Board his many years of senior management experience commercializing products internationally in the genomics and life-sciences industries. Since 2019, Dr. Last has served as Executive Vice President and Chief Operating Officer of Bio-Rad Laboratories, Inc., a global leader in developing, manufacturing, and marketing a broad range of innovative products for the life science research and clinical diagnostic markets. From December 2017 to April 2019, Dr. Last previously served as Chief Commercial Officer at Berkeley Lights Inc., a digital cell biology company focused on enabling and accelerating the rapid development and commercialization of biotherapeutics and other cell-based products, and as Chief Operating Officer of Intrexon Corporation, a company using synthetic biology to focus on programming biological systems to alleviate disease, remediate environmental challenges, and provide sustainable food and industrial chemicals from August 2016 to December 2017. From 2010 to 2016, Dr. Last was Executive Vice President and Chief Operating Officer of Affymetrix, a biotechnology company. Before joining Affymetrix, Dr. Last served as Vice President, Global and Strategic Marketing of BD Biosciences and as General Manager of Pharmingen from 2004 to 2010. From 2002 to 2004, Dr. Last held management positions at Applied Biosystems, Inc., including as Vice President and General Manager from 2003 to 2004 and Vice President of Marketing 2002 to 2003. Earlier in his career, he served in a variety of management positions at other companies, including Incyte Genomics and Monsanto. Dr. Last holds PhD and MS degrees with specialization in Agrochemical Chemicals and Bio-Aeronautics, respectively, from Cranfield University, and a BS degree in Biological Sciences from the University of Leicester in the United Kingdom.

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We believe Dr. Last is qualified to serve on our Board of Directors because of his extensive experience holding senior leadership positions within other biopharmaceutical companies and his many years of experience commercializing products in the genomics and life-sciences industries.

John Peter Gutfreund, 37, joined our Board of Directors in July 2022 and is not standing for reelection. Since October 2019, Mr. Gutfreund has served as Managing Partner of Halle Capital Management, a growth oriented private equity firm focused on middle-market companies in the healthcare, consumer, and business services sectors. Mr. Gutfreund serves on the board of several Halle portfolio companies. Mr. Gutfreund is a trustee at Montefiore Health System, a New York based academic health system, where he serves as a member of the investment committee. Prior to joining Halle Capital Management, Mr. Gutfreund was the Director of Research at Glenview Capital Management from March 2013 to September 2019. Mr. Gutfreund worked in the Investment Banking industry earlier in his career and holds a BA from New York University.

We believe Mr. Gutfreund is qualified to serve on our Board of Directors because of his financial expertise and his experience as a director on other boards.

Louis E. Silverman, 64, joined our Board of Directors in November 2022 and was appointed Lead Independent Director in February 2023. Since February 2014, Mr. Silverman has served as the Chairperson and Chief Executive Officer of privately held Hicuity Health, Inc. (formerly known as Advanced ICU Care, Inc.), a health care services company providing remote patient monitoring services to hospitals. From 2014 to 2022, Mr. Silverman served as a director on the board of directors of STAAR Surgical Company, which designs, develops, manufactures, and sells implantable lenses for the eye and companion delivery systems used to deliver the lenses into the eye. From June 2012 through February 2014, Mr. Silverman served as a consultant and board advisor for private equity investors and others regarding health care technology and health care technology service companies, and health care services portfolio investments. From September 2009 through June 2012, Mr. Silverman was Chief Executive Officer of Marina Medical Billing Services, Inc., a revenue cycle management company serving ER physicians nationally. From September 2008 through August 2009, Mr. Silverman served as President and Chief Executive Officer of Qualcomm-backed health care start-up LifeComm. From August 2000 through August 2008, Mr. Silverman served as the President and Chief Executive officer of Quality Systems, Inc., a publicly traded developer of medical and dental practice management and patient records software. From 1993 through 2000, he served in multiple positions, including Chief Operations Officer, of CorVel Corporation, a publicly traded national managed care services/technology company. Mr. Silverman earned a BA from Amherst College and an MBA from Harvard Business School.

We believe Mr. Silverman is qualified to serve on our Board of Directors because of his extensive experience holding senior leadership and board positions with other public and private companies.

Director Independence

Our Board of Directors has determined that Jennifer Levin Carter, Alfred D. Kingsley, Andrew J. Last, John Peter Gutfreund and Louis E. Silverman, qualify as “independent” in accordance with Rule 5605(a)(2) of Nasdaq. Dr. Carter and Mr. Gutfreund are not standing for reelection. The members of our Audit Committee meet the additional independence standards under Nasdaq Rule 5605(c)(2) and Rule 10A-3 under the Exchange Act, and the members of our Compensation Committee meet the additional independence standards under Nasdaq Rule 5605(d)(2). Our independent directors received no compensation or remuneration for serving as directors except as disclosed under “CORPORATE GOVERNANCE—Compensation of Directors.” None of these directors, nor any of the members of their respective families, have participated in any transaction with us that would disqualify them as “independent” directors under the standards described above. Joshua Riggs does not qualify as “independent” because he is our Chief Executive Officer and President.

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CORPORATE GOVERNANCE

Directors’ Meetings

During the fiscal year ended December 31, 2022, our Board of Directors met 35 times. None of our directors attended fewer than 75% of the meetings of the Board and the committees on which they served. Directors are also encouraged to attend our annual meetings of shareholders, although they are not formally required to do so. Five of our directors attended our annual meeting of shareholders in 2022.

Meetings of Non-Management Directors

Our non-management directors meet no less frequently than quarterly in executive session, without any directors who are Oncocyte officers or employees present. These meetings allow the non-management directors to engage in open and frank discussions about corporate governance and about our business, operations, finances, and management performance.

Shareholder Communications with Directors

If you wish to communicate with the Board of Directors or with individual directors, you may do so by following the procedure described on our website www.Oncocyte.com.

Shareholder Engagement

Members of our Board of Directors have maintained open and interactive dialogue with our largest shareholders. We believe that active shareholder engagement will drive increased corporate accountability, improve decision making, and create long-term value for our shareholders.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to our principal executive officer, our principal financial officer and accounting officer, our other executive officers, and our directors. The purpose of the Code of Ethics is to deter wrongdoing and to promote the conduct of all Oncocyte business in accordance with high standards of integrity, including, among other things: (i) compliance with applicable governmental laws, rules, and regulations; (ii) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; (iii) the prompt internal reporting of any suspected violations of the Code of Ethics to appropriate persons or through Oncocyte’s Compliance Hotline/Helpline; (iv) complete cooperation in the investigation of reported violations and the provision of truthful, complete and accurate information; and (v) accountability for adherence to the Code of Ethics. A copy of our Code of Ethics has been posted on our internet website and can be found at www.Oncocyte.com. We intend to disclose any future amendments to certain provisions of our Code of Ethics, and any waivers of those provisions granted to our principal executive officers, principal financial officer, principal accounting officer or controller or persons performing similar functions, by posting the information on our website within four business days following the date of the amendment or waiver.

Board Leadership Structure

Our leadership structure bifurcates the roles of Chief Executive Officer and Chairman of the Board. In other words, although our Chief Executive Officer is a member of our Board, Andrew Arno currently serves as Chairman of the Board. The Company believes that the Chairman can provide support and advice to the Chief Executive Officer, and lead the Board in fulfilling its responsibilities. The Chairman of the Board serves as an active liaison between the Board and our Chief Executive Officer and our other senior management. The Chairman of the Board also interfaces with our other non-management directors with respect to matters such as the members and chairs of Board committees, other corporate governance matters, and strategic planning.

Louis E. Silverman currently serves as our Lead Independent Director. We created the position of Lead Independent Director in February 2023 primarily because we recognize that Mr. Arno, the Chairman of the Board, and Mr. Riggs, our President and Chief Executive Officer, do not qualify as independent directors. We expect our Lead Independent Director will provide independent oversight of management and our Board of Directors, and lead executive sessions of our Board of Directors at which only non-employee directors are present.

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The Board’s Role in Risk Management

The Board has an active role, as a whole, in overseeing management of the risks of our business. The Board regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with our research and development activities, regulatory compliance with respect to the operation of our CLIA laboratories, and our plans to expand our business. The Audit Committee provides oversight of our financial reporting processes and the annual audit of our financial statements. In addition, the Nominating/Corporate Governance Committee reviews and must approve any business transactions between Oncocyte and its executive officers, directors, and shareholders who beneficially own 5% or more of our outstanding shares of common stock.

Hedging Transactions

We have adopted an Insider Trading Policy that generally prohibits our employees, including our officers, directors, and their designees from engaging in short sales of Oncocyte securities (sales of securities that are not then owned), including a “sale against the box” (a sale with delayed delivery), or other hedging or monetization transactions with respect to Oncocyte securities, including, but not limited to, through the use of financial instruments such as exchange funds, prepaid variable forwards, equity swaps, puts, calls, collars, forwards and other derivative instruments.

Clawback Policy

We intend to adopt an executive compensation clawback policy that is compliant with the rules of the SEC and Nasdaq once the final listing standards requiring such policy have been adopted.

Committees of the Board

The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating/Corporate Governance Committee, the members of which are “independent” as defined in Nasdaq Rule 5605(a)(2). The members of the Audit Committee meet the additional independence standards under Nasdaq Rule 5605(c)(2) and Rule 10A-3 under the Exchange Act. The members of the Compensation Committee must also meet the additional independence considerations under Nasdaq Rule 5605(d)(2). We also have a Science & Technology Committee, the members of which need not be independent.

Audit Committee

The current members of the Audit Committee are Andrew J. Last (Chair), Jennifer Levin Carter and Alfred D. Kingsley. Andrew Arno previously served on the Audit Committee as its Chair during 2022 and a portion of 2023, The Audit Committee held six meetings during 2022. The purpose of the Audit Committee is to recommend the engagement of our independent registered public accountants, to review their performance and the plan, scope, and results of the audit, and to review and approve the fees we pay to our independent registered public accountants. The Audit Committee also will review our accounting and financial reporting procedures and controls. The Audit Committee has a written charter that requires the members of the Audit Committee to be directors who are independent in accordance with the applicable Nasdaq Rules and Rule 10A-3 under the Exchange Act. A copy of the Audit Committee Charter has been posted on our internet website and can be found at www.Oncocyte.com.

Our Board of Directors has determined that Andrew J. Last meets the criteria of an “audit committee financial expert” within the meaning of the SEC’s regulations.

Compensation Committee

The current members of the Compensation Committee are Louis E. Silverman (Chair), John Peter Gutfreund and Andrew Last. Each of Melinda Griffith and Jennifer Levin Carter served as Chair of the Compensation Committee during portions of 2022. Andrew Arno served as a member of the Compensation Committee during a portion of 2022. The Compensation Committee met 18 times during 2022. The Compensation Committee oversees our compensation and employee benefit plans and practices, including executive compensation arrangements and incentive plans and awards of stock options and other equity-based awards under our equity plans, including our Incentive Plan. The Compensation Committee will determine or recommend to the Board of Directors the terms and amount of executive compensation and grants of equity-based awards to executives, key employees, consultants, and independent contractors. The Chief Executive Officer may make recommendations to the Compensation Committee concerning executive compensation and performance, but the Compensation Committee makes its own determination or recommendation to the Board of Directors with respect to the amount and components of compensation, including salary, bonus and equity awards to executive officers, generally taking into account factors such as company performance, individual performance, and compensation paid by peer group companies. A copy of the Compensation Committee Charter has been posted on our internet website and can be found at www.Oncocyte.com.

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Oncocyte has periodically engaged Anderson Pay to provide compensation consulting services and advice to management and the Compensation Committee, which has generally included market survey information and competitive market trends in employee, executive and directors’ compensation programs. Anderson Pay has also periodically made recommendations to the Compensation Committee with respect to pay mix components such as salary, bonus, equity awards and the target market pay percentiles in which executive compensation should fall so Oncocyte can be competitive in executive hiring and retention.

Report of the Audit Committee on the Audit of Our Consolidated Financial Statements

The following is the report of the Audit Committee with respect to Oncocyte’s audited consolidated financial statements for the year ended December 31, 2022.

The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that Oncocyte specifically incorporates such information by reference in such filing.

The members of the Audit Committee held discussions with our management and representatives of WithumSmith+Brown, PC, our independent registered public accountants, concerning the audit of our consolidated financial statements for the year ended December 31, 2022. The independent public accountants are responsible for performing an independent audit of our consolidated financial statements and issuing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles in the United States. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Oncocyte’s financial statements.

The Audit Committee members reviewed and discussed with management and representatives of the auditors the audited consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2022. Our auditors also discussed with the Audit Committee the adequacy of Oncocyte’s internal control over financial reporting.

The Audit Committee members discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee received the written disclosures and the letter mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the with the independent accountant the independent accountant’s independence. Based on the reviews and discussions referred to above, the Audit Committee unanimously approved the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission.

The Audit Committee also met on a quarterly basis with the auditors during 2022 to review and discuss our consolidated financial statements for the quarter and the adequacy of internal control over financial reporting.

The Audit Committee: Andrew J. Last (Chair), Jennifer Levin Carter and Alfred D. Kingsley.

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Nomination of Candidates for Election as Directors

Nominating/ Corporate Governance Committee and Nominating Policies and Procedures

The current members of the Nominating/Corporate Governance Committee are John Peter Gutfreund (Chair), Alfred Kingsley and Louis E. Silverman. Each of Andrew J. Last and Melinda Griffith served as Chair of the Nominating Committee during portions of 2022. Andrew Arno served as a member of the Nominating Committee during 2022, and Cavan Redmond served as a member of the Nominating Committee during a portion of 2022. The Nominating/Corporate Governance Committee held three meetings during 2022.

The purpose of the Nominating/Corporate Governance Committee is to recommend to the Board of Directors individuals qualified to serve as directors and on committees of the Board, and to make recommendations to the Board on issues and proposals regarding corporate governance matters. The Nominating/Corporate Governance Committee also oversees compliance with, and all requests for waivers of, our Code of Ethics, and under our Interested Persons Transaction Policy reviews for approval transactions between us and our executive officers, directors, and shareholders who beneficially own 5% or more of our outstanding shares of common stock.

The Nominating/Corporate Governance Committee will consider nominees for election as directors proposed by shareholders, provided that they notify the Nominating/Corporate Governance Committee of the nomination in proper written form, either by personal delivery or by United States registered mail, to our corporate Secretary at our principal executive offices no earlier than the close of business on the 120th calendar day and no later than the close of business on the 90th calendar day prior to the anniversary date of the immediately preceding annual meeting of shareholders. If the current year’s annual meeting is called for a date that is more than 30 days before or more than 60 days after the anniversary of the immediately preceding annual meeting of shareholders, notice must be received not later than the close of business on the 10th calendar day following the day on which we first make a public announcement of the date of the annual meeting of shareholders. To be in proper written form, the notice from a shareholder must include the information required by our bylaws. A copy of the Nominating/Corporate Governance Committee Charter has been posted on our internet website and can be found at www.Oncocyte.com.

The Board and the Nominating/Corporate Governance Committee have not set any specific minimum qualifications that a prospective nominee would need in order to be nominated to serve on the Board of Directors. Rather, in evaluating any new nominee or incumbent director, the Nominating/Corporate Governance Committee will consider whether the particular person has the knowledge, skills, experience, and expertise needed to manage our affairs in light of the skills, experience, and expertise of the other members of the Board as a whole. The Committee will also consider whether a nominee or incumbent director has any conflicts of interest with Oncocyte that might conflict with our Code of Ethics or that might otherwise interfere with their ability to perform their duties in a manner that is in the best interest of Oncocyte and its shareholders. The Committee will also consider whether including a prospective director on the Board will result in a Board composition that complies with (a) applicable state corporate laws, (b) applicable federal and state securities laws, and (c) the rules of the SEC and each stock exchange on which our shares are listed.

The Board of Directors and the Nominating/Corporate Governance Committee have not adopted specific policies with respect to a particular mix or diversity of skills, experience, expertise, perspectives, and background that nominees should have. However, the present Board was assembled with a focus on attaining a Board comprised of people with substantial experience in bioscience, the pharmaceutical or diagnostic industry, corporate management, and finance. The Board believes that this interdisciplinary approach will best suit our needs as we work to develop and commercialize diagnostic tests.

In evaluating the diversity of the directors and considering potential nominees, the Board also considers any director diversity requirements for publicly traded companies under applicable federal and state laws and stock exchange rules. Nasdaq requires that its listed companies (i) annually disclose aggregated statistical information about the board’s voluntary self-identified gender and racial characteristics and LGBTQ+ status in substantially the format set forth in new Nasdaq Rule 5606 and (ii) either include on their board of directors, or publicly disclose why their board does not include, a certain number of “diverse” directors based upon the Company’s size. After the resignation of a director earlier this year, our Board of Directors presently includes one female member who is not standing for reelection, and no members of our Board of Directors is a director from an underrepresented community. Our Board of Directors intends to cause us to comply with the new Nasdaq diversity rules and any applicable California diversity requirements by adding qualified women and qualified persons from underrepresented communities to our Board of Directors.

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DIRECTOR COMPENSATION

Directors and members of committees of our Board of Directors who are salaried employees of Oncocyte are entitled to receive compensation as employees but are not compensated for serving as directors or attending meetings of our Board of Directors or committees of our Board of Directors. All directors are entitled to reimbursements for their out-of-pocket expenses incurred in attending meetings of our Board of Directors or committees of our Board of Directors.

In 2022, non-employee directors, other than the Chairman of our Board of Directors, received an annual fee of $73,500 in cash for their service on our Board of Directors for the full year. Directors who served a partial year received a pro-rated fee based on their actual length of service. Our Chairman received an annual cash fee of $83,500 for his service as Chairman of the Board of Directors and for his service on our Board of Directors. In addition to cash fees, non-employee directors who were directors as of August 15, 2022, received options to purchase 45,000 shares of common stock under our 2018 Equity Incentive Plan (as amended, the “Incentive Plan”) and 10,000 restricted stock units under the Incentive Plan during 2022. Non-employee directors who joined our Board of Directors after August 15, 2022 received a pro-rated equity award.

Fees earned or paid in cash are paid in quarterly installments, and the stock options and restricted stock units will vest one year from the date of grant, subject to the non-employee director’s continued service as a director of Oncocyte or a subsidiary from the date of grant until the vesting date or, if earlier, until the next annual meeting of shareholders. The options will expire if not exercised ten years from the date of grant.

The following table summarizes certain information concerning the compensation paid during the past fiscal year to each of the persons who served as directors during the year ended December 31, 2022 and who were not our employees on the date the compensation was earned.

Name	Fees Earned Or Paid in Cash	Option Awards(1)	Stock Awards(1)	Total
Andrew Arno	$80,011	$35,298	$9,700	$125,009
Jennifer Levin Carter	$73,500	$35,298	$9,700	$118,498
Melinda Griffith(2)	$73,500	$35,298	$9,700	$118,498
Alfred D. Kingsley	$73,500	$35,298	$9,700	$118,498
Andrew J. Last	$73,500	$35,298	$9,700	$118,498
Cavan Redmond(3)	$43,235	$-	$-	$43,235
John Peter Gutfreund	$31,357	$35,298	$9,700	$76,355
Louis E. Silverman	$6,391	$10,878	$27	$17,297

(1)	Options granted will vest and become exercisable one year from the date of grant, subject to the non-employee director’s continued service as a director of Oncocyte or a subsidiary from the date of grant until the vesting date or, if earlier, until the next annual meeting of shareholders, but must be reported here at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. Values are computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718, Compensation - Stock Compensation. We used the Black-Scholes Pricing Model to compute option fair values based on applicable exercise and stock prices, an expected option term, volatility assumptions, and risk-free interest rates.

(2)	Ms. Griffith resigned from our Board of Directors effective as of January 1, 2023.

(3)	Mr. Redmond resigned from our Board of Directors effective July 15, 2022.

(4)	Mr. Gutfreund joined our Board of Directors on July 28, 2022.

(5)	Mr. Silverman joined our Board of Directors on November 30, 2022.

Stock awards consist entirely of restricted stock units (“RSUs”) and are valued in the table at the aggregate grant date fair value based on the closing price of Oncocyte common stock as quoted on the applicable trading market as if the stock awards were fully vested. Beginning on February 7, 2023, our common stock began trading on The Nasdaq Capital Market under the symbol “OCX.” Previously, our common stock traded under the same symbol on The Nasdaq Global Market since March 8, 2021, and prior to that, on the NYSE American.

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The following table summarizes the aggregate number of shares subject to outstanding equity awards held by our non-employee directors as of December 31, 2022:

Name	Aggregate Number of RSU Awards	Aggregate Number of Option Awards
Andrew Arno	10,000	293,520
Jennifer Levin Carter	10,000	147,000
Melinda Griffith(1)	10,000	192,000
Alfred D. Kingsley	10,000	428,300
Andrew J. Last	10,000	293,520
Cavan Redmond	-	-
John Peter Gutfreund	10,000	45,000
Louis E. Silverman	6,220	27,987

(1)	Unvested equity awards held by Ms. Griffith as of her resignation date on January 1, 2023 were forfeited on that date.

Upon the election of the new slate of directors at the Meeting, non-employee directors will receive, in addition to cash fees, options to purchase 90,000 shares of common stock under the Incentive Plan and 20,000 restricted stock units under the Incentive Plan. Our Chairman will receive options to purchase an additional 45,000 shares of common stock under the Incentive Plan and 10,000 additional restricted stock units under the Incentive Plan. Our Lead Independent Director will receive options to purchase an additional 22,500 shares of common stock under the Incentive Plan and 5,000 additional restricted stock units under the Incentive Plan. Following the Meeting, annual cash fees for non-employee directors for the ensuing year will remain unchanged from those of the prior year.

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EXECUTIVE OFFICERS

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age	Position
Joshua Riggs	41	President and Chief Executive Officer and Director
Anish John	52	Chief Financial Officer
James Liu	28	Controller and Principal Accounting Officer

 Anish John, 52, was appointed Chief Financial Officer in August 2022, after serving as our Senior Vice President, Finance, and interim Chief Financial Officer from June 2022 to August 2022 and Vice President of Operations and Finance, Transplant Business Unit, from September 2021 to June 2022. He previously served as Senior Director, Financial Planning and Analysis for Foundation Medicine, Inc. (“Foundation Medicine”), a wholly owned subsidiary of Roche Holding, AG., from October 2019 to March 2021. Prior to joining Foundation Medicine, Mr. John served in the following various management roles at PerkinElmer, Inc.: Senior Director of Finance, Americas Diagnostics from August of 2017 to August of 2019, Director of Finance, Americas Diagnostics from September 2008 to July of 2017, and Senior Manager, Sales Operations and Finance North America from March of 2007 to August of 2008. Mr. John holds an MBA from Babson College, in Wellesley Massachusetts and a BBA in Finance from the University of Massachusetts at Amherst. Mr. John will be leaving the Company on June 15, 2023 to pursue other opportunities.

James Liu, 28, was appointed Controller and Principal Accounting Officer in September 2022 after serving as the Company’s Interim Controller from July 2022 to September 2022 and Manager of Securities and Exchange Commission Reporting & Compliance from July 2021 to July 2022. Prior to that, Mr. Liu was the Accounting Manager of Acacia Research Corporation from November 2020 to July 2021, and Senior Accountant at Gatekeeper Systems, Inc. (“Gatekeeper Systems”) from August 2019 to November 2020. Prior to joining Gatekeeper Systems, Mr. Liu served as Senior Assurance Associate at BDO USA, LLP from October 2016 to August 2019. Mr. Liu holds a BASc degree from the University of California, San Diego, and is a Certified Public Accountant.

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EXECUTIVE COMPENSATION

Smaller Reporting Company

We are a “smaller reporting company” as defined in the rules and regulations of the SEC. As a smaller reporting company we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable, in general, to public companies that are not smaller reporting companies. Accordingly, this Report includes reduced disclosure about our executive compensation arrangements.

Summary Compensation Table

The following tables show certain information relating to the compensation of our President and Chief Executive Officer and the two highest paid individuals other than our President and Chief Executive Officer who were serving as executive officers at year end and whose total individual compensation exceeded $100,000 during 2022. We refer to such executive officers as our “Named Executive Officers”.

Name and principal position	Year	Salary	Bonus		Stock Awards(1)		Option Awards(1)		All Other Compensation(2)	Total
Ronald Andrews	2022	$459,692	$—		$493,125	(4)	$745,933	(5)	$653,845	$2,352,595
Former President and Chief Executive Officer(3)	2021	$480,000	$297,600		$—		$2,120,000	(6)	$24,238	$2,921,838

Gisela Paulsen	2022	$356,426	$—		$509,250	(8)	$233,738	(9)	$241,712	$1,341,125
Former President and Chief Operating Officer(7)	—	—	—		—		—		—	—

Douglas Ross	2022	$359,135	$—		$201,750	(11)	$186,990	(12)	$400,775	$1,148,649
Former Chief Science Officer(10)	2021	$375,000	$165,750		$—		$1,081,200	(13)	$18,187	$1,640,137

Joshua Riggs	2022	$242,028	$94,801	(15)	$—		$140,913	(16)	$36,368	$514,110
President and Chief Executive Officer(14)	—	—	—		—		—		—	—

Anish John	2022	$285,962	$98,835	(18)	$145,500	(19)	$189,606	(20)	$18,259	$738,162
Chief Financial Officer(17)	—	—	—		—		—		—	—

James Liu	2022	$146,305	$36,330		$—		$67,252	(22)	$9,849	$259,736
Controller and Principal Accounting Officer(21)	—	—	—		—		—		—	—

(1)

Option awards granted under our 2010 Employee Stock Option Plan (the “Option Plan”) or under our Incentive Plan are valued at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. Amounts shown in this column do not reflect dollar amounts actually received by our Named Executive Officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted, computed in accordance with the provisions of FASB ASC Topic 718. For stock options that have performance-based (sometimes referred to as milestone-based) vesting conditions, compensation is shown in the tables in the same manner as Oncocyte recorded stock-based compensation expense for the grant on the basis of the estimated probability that the vesting condition will be met or the determination that the condition has been met. We used the Black-Scholes Pricing Model to compute option fair values based on applicable exercise and stock prices, an expected option term, volatility assumptions, and risk-free interest rates. Our Named Executive Officers will only realize compensation upon exercise of the stock options and to the extent the trading price of our common stock is greater than the exercise price of such stock options at the time of exercise.

Time-based stock awards consist entirely of restricted stock units (“RSUs”) and are valued in the table at the aggregate grant date fair value based on the closing price of Oncocyte common stock as quoted on the applicable trading market as if the stock awards were fully vested. Beginning on February 7, 2023, our common stock began trading on the Nasdaq Capital Market under the symbol “OCX.” Previously, our common stock traded under the same symbol on The Nasdaq Global Market since March 8, 2021, and prior to that, on the NYSE American. For stock awards that have performance-based (sometimes referred to as milestone-based) vesting conditions, compensation is shown in the tables in the same manner as Oncocyte recorded stock-based compensation expense for the grant on the basis of the estimated probability that the vesting condition will be met or the determination that the condition has been met. The fair value of the stock awards was measured using Black-Scholes option-pricing model assuming that performance goals will be achieved for the performance-based stock awards, and the Monte Carlo simulation model for the market-based vesting conditions.

For a full discussion of Oncocyte’s accounting of stock-based compensation under ASC 718, please refer to Note 2 to our consolidated financial statements found in our Original Report.

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(2)	Other compensation consists primarily of employer contributions to employee accounts under our 401(k) plan and severance payments to each of Mr. Andrews, Ms. Paulsen and Dr. Ross. See Executive Employment Agreements, Deferral Agreements, and Change of Control Provisions – Separation Payments for more information.

(3)	Mr. Andrews ceased serving as Oncocyte’s President and Chief Executive Officer effective December 1, 2022.

(4)	In March 2022, Mr. Andrews was granted 875,000 stock options exercisable at an exercise price of $1.15 per share. In December 2022, Mr. Andrews was granted 50,000 stock options exercisable at an exercise price of $0.46 per share. A portion of Mr. Andrews’ stock options was accelerated as of his departure date in December 2022. See Executive Employment Agreements, Deferral Agreements, and Change of Control Provisions – Separation Payments – Separation Payments to Mr. Andrews for more information.

(5)	In March 2022, Mr. Andrews was granted 535,000 RSUs. A portion of Mr. Andrews’ RSUs was accelerated as of his departure date in December 2022. See Executive Employment Agreements, Deferral Agreements, and Change of Control Provisions – Separation Payments – Separation Payments to Mr. Andrews for more information.

(6)	In February 2021, Mr. Andrews was granted 500,000 stock options exercisable at an exercise price of $5.34 per share. A portion of Mr. Andrews’ stock options was accelerated as of his departure date in December 2022. See Executive Employment Agreements, Deferral Agreements, and Change of Control Provisions – Separation Payments – Separation Payments to Mr. Andrews for more information.

(7)	Ms. Paulsen was not a Named Executive Officer in 2021. In December 2022, Ms. Paulsen ceased serving as Oncocyte’s President and Chief Operating Officer effective December 16, 2022.

(8)	In August 2022, Ms. Paulsen was granted 525,000 RSUs. A portion of Ms. Paulsen’s RSUs was accelerated as of her departure date in December 2022. See Executive Employment Agreements, Deferral Agreements, and Change of Control Provisions – Separation Payments – Separation Payments to Ms. Paulsen for more information.

(9)	In March 2022, Ms. Paulsen was granted 250,000 stock options exercisable at an exercise price of $1.15 per share. A portion of Ms. Paulsen’s stock options was accelerated as of her departure date in December 2022. See Executive Employment Agreements, Deferral Agreements, and Change of Control Provisions – Separation Payments – Separation Payments to Ms. Paulsen for more information.

(10)	In December 2022, Dr. Ross ceased serving as Oncocyte’s Chief Science Officer effective December 16, 2022.

(11)	In August 2022, Dr. Ross was granted 150,000 RSUs, and in December 2022, Mr. Ross was granted 213,797 RSUs.

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(12)	In March 2022, Dr. Ross was granted 200,000 stock options exercisable at an exercise price of $1.15 per share.

(13)	In February 2021, Dr. Ross was granted 255,000 stock options exercisable at an exercise price of $5.34 per share.

(14)	In December 2022, Mr. Riggs was appointed Interim President and Chief Executive Officer and was later appointed President and Chief Executive Officer in February 2023. Mr. Riggs was not a Named Executive Officer in 2021.

(15)	Includes $56,880 in cash and 116,426 stock options exercisable at an exercise price of $0.39 per share

(16)	In March 2022, Mr. Riggs was granted 30,000 stock options exercisable at an exercise price of $1.39 per share. In May 2022, Mr. Riggs was granted 10,000 stock options exercisable at an exercise price of $1.17 per share. In December 2022, Mr. Riggs was granted 250,000 stock options exercisable at an exercise price of $0.46 per share.

(17)	Mr. John was appointed Senior Vice President, Finance, and Interim Chief Financial Officer in June 2022 and Chief Financial Officer in August 2022.

(18)	Includes $59,301 in cash and 121,381 stock options exercisable at an exercise price of $0.39 per share.

(19)	In August 2022, Mr. John was granted 150,000 RSUs.

(20)	In March 2022, Mr. John was granted 75,000 stock options exercisable at an exercise price of $1.15 per share. In June 2022, Mr. John was granted 50,000 stock options exercisable at an exercise price of $0.99 per share. In August 2022, Mr. John was granted 100,000 stock options exercisable at an exercise price of $0.97 per share.

(21)	Mr. Liu was appointed Controller & Principal Accounting Officer in September 2022.

(22)	In March 2022, Mr. Liu was granted 10,000 stock options exercisable at an exercise price of $1.15 per share and 2,260 stock options exercisable for $1.39 per share. In September 2022, Mr. Liu was granted 75,000 stock options exercisable at an exercise price of $0.887 per share.

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Pay-Versus-Performance

This section provides information about the relationship between executive compensation “actually paid” to our Chief Executive Officer and other named executive officers and certain financial performance measures of the Company in accordance with Item 402(v) of Regulation S-K. In determining the compensation “actually paid,” we are required to make various adjustments to amounts previously reported in the Summary Compensation Table to reflect different valuation methods prescribed by the SEC between this section and the disclosure in the Summary Compensation Table.

	Current CEO Pay(1)		Former CEO Pay(1)		Other NEO Pay(1)		Value of Initial Fixed $100 Investment Based On:
Year	Summary compensation table total for Current CEO(2)	Compensation actually paid to Current CEO(3)	Summary compensation table total for Former CEO(2)	Compensation actually paid to Former CEO(3)	Average summary compensation table total for non-PEO named executive officers(2)	Average compensation actually paid to non-PEO named executive officers(3)	Total shareholder return(4)	Net (Loss)(5)
2022	$514,110	$204,901	$2,352,595	$325,333	$871,918	$250,704	$13.43	$(72,902)
2021	—	—	$2,921,838	$2,343,798	$1,601,026	$1,211,938	$90.79	$(64,097)

(1)	Ronald Andrews was our Chief Executive Officer in 2021 and a portion of 2022 (our “Former CEO”). On December 1, 2022, Joshua Riggs succeeded Mr. Andrews as our Interim Chief Executive Officer and was later appointed President and Chief Executive Officer in February 2023 (our “Current CEO”). Our named executive officers other than our Chief Executive Officer (our “Other NEOs”) in 2022 were Gisela Paulsen and Douglas Ross and in 2021 were Mitchell Levine and Douglas Ross.

(2)	Reflects, for each of our Current CEO and our Former CEO, the total compensation reported in the Summary Compensation Table and for the Other NEOs, the average total compensation reported in the Summary Compensation Table in each of fiscal years indicated.

(3)	Represents the compensation actually paid to each of our Current CEO and Former CEO and the average compensation actually paid to our Other NEOs in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K, as set forth below:

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Compensation actually paid to CEO and average compensation actually paid to Other NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments
Year	Total	Deduct Stock Awards	Deduct Option Awards	Add Fair Value as of Year End of Awards Granted During Year that Remain Outstanding and Unvested as of Year End(b)	Add Year over Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested as of Year End(c)	Add Fair Value as of Vesting Date of Awards Granted During Year that Vested During Year(d)	Add Year over Year Change in Fair Value of Awards Granted in Prior Year that Vest During Year(e)	Subtract Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year(f)	Compensation “Actually Paid”(g)
				Current CEO
2022	$514,110	—	$(140,913)	$71,818	$(169,628)	—	$(70,486)	—	$204,900
2021	—	—	—	—	—	—	—	—	—
				Former CEO
2022	$2,352,595	$(493,125)	$(745,933)	—	$(662,709)	$290,597	$(416,093)	—	$325,333
2021	$2,921,838	—	$(2,120,000)	$746,647	$(86,383)	—	$881,696	—	$2,343,798
				Other NEOs
2022	$871,918	$(214,125)	$(169,396)	$29,100	$(120,255)	$43,427	$(189,964)	—	$250,704
2021	$1,601,026	—	$(1,081,200)	$380,790	$(45,736)	—	$357,058	—	$1,211,938

(a)	Reflects, for each our Current CEO and Former CEO, the applicable amounts reported in the Summary Compensation Table and for the Other NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.
(b)	Reflects either (i) the fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the fair value, with respect to the Other NEOs, in each case as of December 31 of the covered fiscal year of awards granted in the covered fiscal year that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.
(c)	Reflects either (i) the change in fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the change in fair value, with respect to the Other NEOs, in each case from December 31 of the prior fiscal year to December 31 of the covered fiscal year of awards granted in a prior fiscal year that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.
(d)	Reflects either (i) the fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the fair value, with respect to the Other NEOs, in each case, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.

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(e)	Reflects either (i) the change in fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the change in fair value, with respect to the Other NEOs, in each case from December 31 of the prior fiscal year to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.
(f)	Reflects either (i) the fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the fair value, with respect to the Other NEOs, in each case as of December 31 of the covered fiscal year of awards granted in the covered fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year.
(g)	Reflects, for each of our Current CEO and our Former CEO, the total compensation actually paid and for the Other NEOs, the average total compensation actually paid in each of fiscal years indicated.

(4)	For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in our common stock (NASDAQ: OCX) from December 31, 2020 through December 31 of each covered fiscal year 2021 and 2022 (each such period referred to herein as a measurement period). The cumulative total stockholder return on each series of our common stock is calculated by dividing (a) the sum of (i) the cumulative amount of dividends (assuming dividend reinvestment) over the applicable measurement period and (ii) the difference between (A) the share price on December 31 of the covered fiscal year and (B) the share price on December 31, 2020, and (b) the share price on December 31, 2020.

(5)	Represents the amount of net loss reflected in our consolidated financial statements for each covered fiscal year.

Relationship Between Compensation Actually Paid and Net Loss

Because the Company is an early-stage company, we have had limited revenue during the periods presented, and have incurred operating losses since inception. Consequently, we do not believe there is any meaningful relationship between our net loss and compensation actually paid to our NEOs during the periods presented.

Relationship Between Compensation Actually Paid and Cumulative TSR

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Executive Employment Agreements, Deferral Agreements, and Change of Control Provisions

Employment Agreements and Arrangements

Joshua Riggs

We have entered into an employment agreement with our current President and Chief Executive Officer Joshua Riggs. We also previously entered into an employment agreement and subsequently a separation agreement with each of our former President and Chief Executive Officer Ronald Andrews and our former Chief Scientific Officer Douglas Ross.

On December 2, 2022, we entered into an employment agreement with Mr. Riggs. Pursuant to his employment agreement, the annual salary of Mr. Riggs was set at $300,000. Mr. Riggs is also eligible to receive an annual bonus, with a target bonus opportunity equal to 50% of base salary. Mr. Riggs’ bonus for 2022, was subject to the achievement of the parameters and objectives used to determine the amount of the annual bonus immediately prior to December 2, 2022, assessed and determined by the Board or Compensation Committee. Mr. Riggs’ bonus, if any, for 2023, will be based on and subject to the achievement of Company and/or individual performance objectives established (in consultation with Mr. Riggs), approved, assessed and determined by the Board (or a committee thereof). The employment agreement has a one-year term (the “Term”), unless terminated earlier. After the Term, Mr. Riggs’ employment with the Company will be considered “at-will”.

Pursuant to his employment agreement, Mr. Riggs received a one-time equity grant of stock options to purchase 250,000 shares of the Company’s common stock, issued in accordance with the Incentive Plan, which will vest one year later, subject to Mr. Riggs’ continued compliance with any restrictive covenants by which he may be bound and continued employment with the Company through such date. The exercise price of the stock options was the fair market value of a share of Oncocyte common stock on the date of grant, determined in accordance with the Incentive Plan.

In the event Mr. Riggs’ employment is terminated during the Term by the Company without Cause (excluding due to death or disability) or by Mr. Riggs for Good Reason (as each such term is defined in Mr. Riggs’ CIC Agreement (as defined below) in addition to any benefits provided pursuant to Mr. Riggs’ CIC Agreement, subject to the execution of a release of claims and Mr. Riggs’ continued compliance with any restrictive covenants by which he may be bound, Mr. Riggs will be entitled to receive a pro-rated annual bonus for the year of termination (the “Pro-Rated Bonus”).

Ronald Andrews

During 2022, the annual salary of our former President and Chief Executive Officer Ronald Andrews, was $500,000. Pursuant to his employment agreement, dated June 4, 2019, Mr. Andrews was also eligible to receive annual bonuses, to the extent approved by the Board of Directors in its discretion, based on the achievement of predetermined company and individual objectives set by our Board of Directors or its Compensation Committee from time to time.

Pursuant to his employment agreement, Mr. Andrews received the following equity awards under the Incentive Plan: (i) options to purchase 950,000 shares of Oncocyte common stock effective on the date his employment commenced (the “Initial Grant”); (ii) options to purchase 50,000 shares of common stock, effective on upon his completion of one year of continuous service as an employee (the “Second Grant”); and (iii) RSUs with respect to 65,000 shares of common stock, effective upon his completion of one year of continuous service as an employee. The exercise price of the options in the Initial Grant and Second Grant was the fair market value of a share of Oncocyte common stock on the applicable effective date of grant, determined in accordance with the Incentive Plan.

The vesting schedule of the options in the Initial Grant pursuant to which the options became or were to become exercisable was as follows: twenty-five percent of the options vested upon Mr. Andrew’s completion of one year of continuous service as an employee, and the balance of the options began to vest in 36 equal monthly installments, commencing on the first anniversary of the effective date of the Initial Grant, subject to his continued service as an employee on the applicable vesting date.

The options in the Second Grant vested upon Mr. Andrew’s completion of one year of continuous service as an employee from the effective date of the Second Grant. The 65,000 RSUs vested on July 1, 2021.

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Douglas Ross

During 2022, the annual salary of Douglas Ross, our Chief Scientific Officer, was $375,000. Pursuant to his employment agreement, dated March 23, 2020, he is eligible to receive annual cash incentive bonus awards determined by our Board of Directors, with a target bonus of not less than 50% of his base salary, based on the achievement of specific, objectively determinable, individual and company performance goals at target levels for the year.

Gisela Paulsen

During 2022, the annual salary of Ms. Paulsen, our former President and Chief Operating Officer was $390,000 prior to August 8, 2022 and $415,000 after August 8, 2022. Ms. Paulsen was eligible to receive discretionary annual bonuses based on achievement of personal and corporate performance goals established by our Board of Directors, with a target bonus equal to 60% of her annual base salary.

Anish John

During 2022, the annual salary of Mr. John, our Chief Financial Officer was $250,000 prior to June 1, 2022, $275,000 between June 1, 2022 and August 8, 2022, and $330,000 after August 8, 2022. Mr. John is eligible to receive discretionary annual bonuses based on achievement of personal and corporate performance goals established by our Board of Directors, with a target bonus equal to 50% of his annual base salary.

James Liu

During 2022, the annual salary of Mr. Liu, our Controller & Principal Accounting Officer was $129,375 prior to July 4, 2022, $150,000 between July 4, 2022 and September 20, 2022 and $175,000 after September 20, 2022 . Mr. Liu is eligible to receive discretionary annual bonuses based on achievement of personal and corporate performance goals established by our Board of Directors, with a target bonus equal to 30% of his annual base salary.

Change in Control and Severance Plan

We have adopted the Oncocyte Corporation Change in Control and Severance Plan (the “CIC Plan”) which provides change in control and other severance benefits, with varying terms, to a select group of our management or highly compensated employees, including certain of our executive officers, who have executed a Change in Control and Severance Agreement (“CIC Agreement”) and who otherwise satisfy the conditions set forth in their CIC Agreement and the provisions of the CIC Plan. Pursuant to the CIC Plan, we have entered into a CIC Agreement with each of our President and Chief Executive Officer Joshua Riggs and our Chief Financial Officer Anish John.

Pursuant to his CIC Agreement, if Mr. Riggs’ employment is terminated for any reason, he will be entitled to receive: (i) payment for all accrued but unpaid salary or bonuses actually earned, (ii) vacation or paid time off accrued, (iii) business expenses incurred in accordance with the Company’s expense reimbursement policy and (iv) any other unpaid amounts arising under any employee benefit plans payable as of the date of termination of his employment (the “Accrued Obligations”). If the Company terminates Mr. Riggs’ employment without Cause or he resigns for Good Reason (each as defined in the CIC Agreement) at any time, subject to the execution of a release and certain other conditions, in addition to the Accrued Obligations and Pro-Rated Bonus pursuant to the terms and conditions of the Employment Agreement, he will be entitled to receive: (i) six months base salary, (ii) a lump sum payment up to six months, the specific number of months to be determined by the Company in its discretion, of the premium costs of any health insurance benefits that he was receiving at the time of termination of his employment under an employee health insurance plan subject to the Consolidated Omnibus Budget Reconciliation Act of 1985, and (iii) his unvested equity awards that were scheduled to vest based on the passage of time during the twelve months following the date of termination of his employment shall vest. If the Company terminates Ms. Riggs’ employment without Cause or if he resigns for Good Reason within three months prior to or twelve months following a Change of Control (as defined in the CIC Agreement), he will be entitled to the benefits that apply for termination without Cause or resignation for Good Reason, except that he will receive an additional payment of six months of his target cash bonus, and all of his unvested equity awards will vest rather than just those that would were scheduled to vest during the twelve months following termination of his employment.

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Pursuant to his CIC Agreement, if Mr. John’s employment is terminated without Cause or he resigns for Good Reason (each as defined in the CIC Agreement) at any time, subject to the execution of a release and certain other conditions, he will be entitled to receive: (i) twelve months base salary, (ii) a lump sum payment of twelve months of the premium costs of any health insurance benefits that he was receiving at the time of termination of his employment under an employee health insurance plan subject to the Consolidated Omnibus Budget Reconciliation Act of 1985, and (iii) his unvested equity awards that were scheduled to vest based on the passage of time during the twelve months following the date of termination of his employment shall vest. If the Company terminates Mr. John’s employment without Cause or if he resigns for Good Reason within three months prior to or twelve months following a Change of Control (as defined in the CIC Agreement), he will be entitled to the benefits that apply for termination without Cause or resignation for Good Reason, except that he will receive an additional payment of twelve months of his target cash bonus, and all of his unvested equity awards will vest rather than just those that would were scheduled to vest during the twelve months following termination of his employment.

Separation Payments

Separation Payments to Mr. Andrews

In connection with Mr. Andrews’ departure, the Company and Mr. Andrews entered into a separation agreement and general release of all claims, dated December 1, 2022 (the “Andrews Separation Agreement”). The Andrews Separation Agreement provided that Mr. Andrews will receive benefits, consisting of: (i) a cash severance amount of $500,000, which is payable over twelve (12) months in substantially equal installments following December 1, 2022 (the “Andrews Effective Date”), (ii) a payment of twelve (12) months of premium costs of group health plan continuation coverage in the total amount of $40,128, which is payable in a lump sum payment on the thirtieth day following the Andrews Effective Date, (iii) accelerated vesting of Mr. Andrews’ unvested time-based stock options and restricted stock unit awards that were scheduled to vest based solely on the passage of time during the twelve (12) month period following the Andrews Effective Date, and (iv) accelerated vesting of 481,250 performance-based stock options and 250,000 performance-based restricted stock units.

In addition, to ensure a smooth transition, the Company and Mr. Andrews entered into a consulting agreement, dated as of December 1, 2022 (the “Andrews Consulting Agreement”), pursuant to which Mr. Andrews provided non-employee consulting and advisory services to the Company, on a non-exclusive basis, from December 2, 2022 until February 28, 2023. Pursuant to the Andrews Consulting Agreement, Mr. Andrews received a grant of stock options to purchase 50,000 shares of the Company’s common stock, issued in accordance with the Incentive Plan, which options vested in three equal monthly installments over the consulting term.

Separation Payments to Ms. Paulsen

In connection with Ms. Paulsen’s departure, the Company and Ms. Paulsen entered into a separation agreement and general release of all claims dated December 16, 2022 (the “Paulsen Separation Agreement”). The Paulsen Separation Agreement provides that Ms. Paulsen will receive benefits consisting of: (i) a cash severance amount of $207,500.02, which is payable over six (6) months in substantially equal installments following December 16, 2022 (the “Paulsen Effective Date”), (iii) accelerated vesting of Ms. Paulsen’s unvested time-based stock options and restricted stock unit awards that were scheduled to vest based solely on the passage of time during the twelve (12) month period following the Paulsen Effective Date, (iv) accelerated vesting of 175,000 performance-based restricted stock units, and (v) the extension of the deadline to exercise vested stock options to the earlier to occur of the one-year anniversary of the Paulsen Effective Date and on the maximum term under the applicable stock option award agreement.

Separation Payments to Dr. Ross

In connection with Dr. Ross’ separation, the Company and Dr. Ross entered into a separation agreement and general release of all claims dated December 16, 2022 (the “Ross Separation Agreement”). The Ross Separation Agreement provides that Dr. Ross will receive benefits, consisting of: (i) a cash severance amount of $281,250.06, which is payable over nine (9) months in substantially equal installments following December 16, 2022 (the “Ross Effective Date”), and (ii) a payment of nine (9) months of premium costs of group health plan continuation coverage in the total amount of $20,799, which is payable over nine (9) months in substantially equal installments following the Ross Effective Date.

In addition, to ensure a smooth transition, the Company and Dr. Ross entered into a consulting agreement, dated as of December 16, 2022 (the “Ross Consulting Agreement”), pursuant to which Dr. Ross provided non-employee consulting and advisory services to the Company, on a non-exclusive basis, from December 17, 2022 until March 31, 2023. Pursuant to the Ross Consulting Agreement, Dr. Ross received a grant of restricted stock pursuant to the Incentive Plan, with a grant date fair market value of $56,250 (as determined in accordance with the Incentive Plan), which vested in three equal monthly installments (with the first installment vesting January on 31, 2023) over the consulting term.

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Outstanding Equity Awards at Fiscal Year End

The following table summarizes certain information concerning stock options and other equity awards granted by us under the Option Plan and the Incentive Plan held as of December 31, 2022 by our Named Executive Officers:

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested		Market value of shares of units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Ronald Andrews	16,700	(2)	33,300	$0.46	December 7, 2032	—		—

Gisela Paulsen	—		—	$—	—	—		—

Douglas Ross	—		—	$—	—	213,797	(3)	$56,250

Joshua Riggs	75,520	(4)	49,480	$1.33	July 22, 2030	—		—

	22,922	(5)	27,090	$5.34	February 25, 2031	—		—

	7,500	(6)	22,500	$1.39	March 24, 2032	—		—

	—	(7)	10,000	$1.17	May 3, 2032	—		—

	—	(8)	250,000	$0.46	December 7, 2032	—		—

Anish John	39,062	(9)	85,938	$3.80	September 13, 2031	—		—

	9,375	(10)	28,125	$1.15	March 15, 2032	—		—

	—	(11)	37,500	$1.15	March 15, 2032	—		—

	—	(12)	50,000	$0.99	June 1, 2032	—		—

	—	(13)	100,000	$0.97	August 15, 2032				150,000	(14)	$145,500

James Liu	3,541	(15)	6,459	$1.15	March 15, 2032	—		—

	565	(16)	1,695	$1.39	March 24, 2032	—		—

	—	(17)	75,000	$0.89	September 20, 2032	—		—

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(1)	Except as otherwise indicated below, one quarter of the options shall vest upon completion of 12 full months of continuous employment measured from the date of grant, and the balance of the options will vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous employment.

(2)	The date of grant was December 7, 2022 for services of Mr. Andrews as a non-employee consultant of Oncocyte. The options vested (i) one-third on December 31, 2022, (ii) one-third on January 31, 2023, and (iii) one-third on February 28, 2023.

(3)	The date of grant was December 21, 2022 for services of Dr. Ross as a non-employee consultant of Oncocyte. The RSUs vested (i) one-third on December 31, 2022, (ii) one-third on January 31, 2023, and (iii) one-third on February 28, 2023.

(4)	The date of grant was July 22, 2020.

(5)	The date of grant was February 25, 2021.

(6)	The date of grant was March 24, 2022.

(7)	The date of grant was May 3, 2022.

(8)	The date of grant was December 7, 2022. The options will vest on the first anniversary of the grant date.

(9)	The date of grant was September 13, 2021.

(10)	The date of grant was March 15, 2022.

(11)	The date of grant was March 15, 2022. The options vest subject to the achievement by Oncocyte of pre-defined product and regulatory goals in 2022. 100% of the options will vest on December 31, 2023, if such pre-defined goals have been achieved in 2022.

(12)	The date of grant was June 1, 2022.

(13)	The date of grant was August 15, 2022.

(14)	The date of grant was August 15, 2022. The RSUs vest on January 1, 2024 subject to the achievement by Oncocyte of a pre-determined financial objective related to available cash.

(15)	The date of grant was March 15, 2022.

(16)	The date of grant was March 24, 2022.

(17)	The date of grant was September 20, 2022.

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The Incentive Plan

The following summary of the Incentive Plan is a summary only and does not purport to include all of the terms of the Incentive Plan, and is qualified by the full terms of the Incentive Plan.

We have adopted the Incentive Plan that permits us to grant awards, or Awards, consisting of stock options, the grant or sale of restricted stock (“Restricted Stock”), the grant of stock appreciation rights (“SARs”), and the grant of hypothetical units issued with reference to our common stock (“Restricted Stock Units” or “RSUs”), for up to 21,000,000 shares of our common stock. The Incentive Plan also permits Oncocyte to issue such other securities as our Board of Directors or the Compensation Committee administering the Incentive Plan may determine. Awards of stock options, Restricted Stock, SARs, and RSUs (“Awards”) may be granted under the Incentive Plan to Oncocyte employees, directors, and consultants.

Awards may vest and thereby become exercisable or have restrictions on forfeiture lapse on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events. Awards may not vest, in whole or in part, earlier than one year from the date of grant. Vesting of an Award after the date of grant may be accelerated only in the limited circumstances specified in the Incentive Plan. In the case of the acceleration of vesting of any performance-based Award, acceleration of vesting shall be limited to actual performance achieved, pro rata achievement of the performance goal(s) on the basis for the elapsed portion of the performance period, or a combination of actual and pro rata achievement of performance goals.

No person shall be granted, during any one-year period, options to purchase, or SARs with respect to, more than 1,000,000 shares in the aggregate, or any Awards of Restricted Stock or RSUs with respect to more than 500,000 shares in the aggregate. If an Award is to be settled in cash, the number of shares on which the Award is based shall not count toward the individual share limit.

No Awards may be granted under the Incentive Plan more than ten years after the date upon which the Incentive Plan was adopted by our Board of Directors, and no options or SARs granted under the Incentive Plan may be exercised after the expiration of ten years from the date of grant.

Stock Options

Options granted under the Incentive Plan may be either “incentive stock options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended, or “non-qualified” stock options that do not qualify incentive stock options. Incentive stock options may be granted only to Oncocyte employees and employees of subsidiaries. The exercise price of stock options granted under the Incentive Plan must be equal to the fair market of our common stock on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of Oncocyte stock, the exercise price of any incentive stock option must be at least 110% of the fair market value of the common stock on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of common stock (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000.

The exercise price of an option may be payable in cash or in common stock having a fair market value equal to the exercise price, or in a combination of cash and common stock, or other legal consideration for the issuance of stock as our Board of Directors or Compensation Committee may approve.

Generally, options will be exercisable only while the optionee remains an employee, director or consultant, or during a specific period thereafter, but in the case of the termination of an employee, director, or consultant’s services due to death or disability, the period for exercising a vested option shall be extended to the earlier of 12 months after termination or the expiration date of the option.

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Restricted Stock and Restricted Stock Units

In lieu of granting options, we may enter into purchase agreements with employees under which they may purchase or otherwise acquire Restricted Stock or RSUs subject to such vesting, transfer, and repurchase terms, and other restrictions. The price at which Restricted Stock may be issued or sold will be not less than 100% of fair market value. Employees or consultants, but not executive officers or directors, who purchase Restricted Stock may be permitted to pay for their shares by delivering a promissory note or an installment payment agreement that may be secured by a pledge of their Restricted Stock. Restricted Stock may also be issued for services actually performed by the recipient prior to the issuance of the Restricted Stock. Unvested Restricted Stock for which we have not received payment may be forfeited, or we may have the right to repurchase unvested shares upon the occurrence of specified events, such as termination of employment.

Subject to the restrictions set with respect to the particular Award, a recipient of Restricted Stock generally shall have the rights and privileges of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld for the recipient’s account, and interest may be credited on the amount of the cash dividends withheld. The cash dividends or stock dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the recipient in cash or, at the discretion of our Board of Directors or Compensation Committee, in shares of common stock having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on the Restricted Stock and, if the Restricted Stock is forfeited, the recipient shall have no right to the dividends.

The terms and conditions of a grant of RSUs shall be determined by our Board of Directors or Compensation Committee. No shares of common stock shall be issued at the time a RSU is granted. A recipient of Restricted Stock Units shall have no voting rights with respect to the RSUs. Upon the expiration of the restrictions applicable to a RSU, we will either issue to the recipient, without charge, one share of common stock per RSU or cash in an amount equal to the fair market value of one share of common stock.

At the discretion of our Board of Directors or Compensation Committee, each RSU (representing one share of common stock) may be credited with cash and stock dividends paid in respect of one share (“Dividend Equivalents”). Dividend Equivalents shall be withheld for the recipient’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld. Dividend Equivalents credited to a recipient’s account and attributable to any particular RSU (and earnings thereon, if applicable) shall be distributed in cash or in shares of common stock having a fair market value equal to the amount of the Dividend Equivalents and earnings, if applicable, upon settlement of the RSU. If a RSU is forfeited, the recipient shall have no right to the related Dividend Equivalents.

SARs

An SAR is the right to receive, upon exercise, an amount payable in cash or shares, or a combination of shares and cash, equal to the number of shares subject to the SAR that is being exercised, multiplied by the excess of (a) the fair market value of a common share on the date the SAR is exercised, over (b) the exercise price specified in the SAR Award agreement. SARs may be granted either as free-standing SARs or in tandem with options. No SAR may be exercised later than 10 years after the date of grant.

The exercise price of an SAR shall not be less than 100% of the fair market value of one share of common stock on the date of grant. An SAR granted in conjunction with an option shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that the SAR by its terms shall be exercisable only when the fair market value per share exceeds the exercise price per share of the SAR or related option. Upon any exercise of an SAR granted in tandem with an option, the number of shares for which the related option shall be exercisable shall be reduced by the number of shares for which the SAR has been exercised. The number of shares for which an SAR issued in tandem with an option shall be exercisable shall be reduced by the number of shares for which the related option has been exercised.

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Repricing Prohibition

The Incentive Plan prohibits any modification of the purchase price or exercise price of an outstanding option or other Award if the change would effect a “repricing’ without shareholder approval. As defined in the Incentive Plan, “repricing” means a reduction in the exercise price of an outstanding option or SAR or cancellation of an “underwater” or “out-of-the-money” Award in exchange for other Awards or cash. An “underwater” or “out-of-the-money” Award is defined to mean an Award for which the exercise price is less than the “fair market value” of Oncocyte common stock. The fair market value is generally determined by the closing price of Oncocyte common stock on Nasdaq or any other national securities exchange or inter-dealer quotation system on which Oncocyte common stock is traded.

Limitation on Share Recycling

Shares subject to an Award shall not again be made available for issuance or delivery under the Incentive Plan if those shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld by us to satisfy any tax withholding obligation, (c) shares covered by a stock-settled SAR or other Award that were not issued upon the settlement of the Award, or (d) shares repurchased by us using the proceeds from option exercises. Only shares subject to an Award that is cancelled or forfeited or expires prior to exercise or realization may be regranted under the Incentive Plan.

Other Compensation Plans

We do not have any pension plans, defined benefit plans, or non-qualified deferred compensation plans other than those described above. As of the date of this Proxy Statement, we make contributions to 401(k) plans for participating executive officers and other employees.

PRINCIPAL SHAREHOLDERS

The following table sets forth information as of April 24, 2023 concerning beneficial ownership of our common stock by each shareholder, who is not a director or officer of the Company, known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock. Information concerning certain beneficial owners of more than 5% of the outstanding common stock is based upon information disclosed by such owners in their reports on Schedule 13D or Schedule 13G and/or Section 16 reports.

Shareholder	Number of Shares	Percent of Total(1)

Broadwood Partners, L.P. (2) Broadwood Capital, Inc. Neal Bradsher 724 Fifth Avenue, 9th Floor New York, New York 10019	57,128,042	34.7%

AWM Investment Company, Inc.(3) c/o Special Situations Funds 527 Madison Avenue, Suite 2600 New York, NY 10022	16,701,318	10.15%

Pura Vida Investments, LLC (4) Efrem Kamen 150 East 52nd Street, Suite 32001 New York, NY 10022	16,641,824	9.99%

(1)	Percentages are based on 164,607,280 shares of common stock, no par value, outstanding as of April 24, 2023.

(2)	According to the Schedule 13D/A filed on April 7, 2023, includes 57,128,042 shares beneficially owned by Broadwood Partners, L.P. (“Broadwood”), as adjusted to include shares issuable upon conversion of Series A Convertible Preferred Stock and exercise of warrants beneficially owned by Broadwood, and 3,145 shares owned by Neal Bradsher. Broadwood Capital, Inc. is the general partner of Broadwood. Neal Bradsher is the President of Broadwood Capital, Inc. Broadwood Capital, Inc. shares voting power over and may be deemed to beneficially own the 57,128,042 shares owned by Broadwood. Mr. Bradsher shares voting power over and may be deemed to beneficially own 57,128,042 shares owned by Broadwood.

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(3)

Includes shares of common stock and warrants held by Special Situations Cayman Fund, L.P. (“Cayman”), Special Situations Fund III QP, L.P. (“SSFQP”), Special Situations Private Equity Fund, L.P. (“SSPE”) and Special Situations Life Sciences Fund, L.P. (“SSLS”). AWM Investment Company, Inc. (“AWM”) is the investment adviser to Cayman, SSFQP, SSPE and SSLS (collectively, the “Funds”). According to the Schedule 13G filed on February 14, 2023, AWM is the investment adviser to the Funds and, as of February 14, 2023, holds sole voting and investment power over 1,428,322 shares of common stock and 656,661 warrants to purchase shares of common stock held by Cayman, 5,075,432 shares and 2,345,216 warrants to purchase shares of common stock held by SSFQP, 750,468 shares and 375,234 warrants to purchase shares of common stock held by SSPE, and 375,234 warrants to purchase shares of common Stock held by SSLS. The warrants may only be exercised to the extent that the total number of shares of common stock beneficially owned does not exceed 4.99% of the outstanding shares.

In April 2023, SSFQP purchased an additional 6,327,744 shares of common stock, Cayman purchased an additional 1,893,997 shares of common stock and SSPE purchased an additional 1,225,355 shares of common stock.

(4)	According to the Schedule 13G/A filed on April 14, 2023, includes 14,829,163 shares of common stock and warrants to purchase up to 1,812,661 shares of common stock held by Pura Vida Master Fund, Ltd. (the “Pura Vida Master Fund”), Pura Vida X Fund LP (the “Pura Vida X Fund”) and certain separately managed accounts (the “Accounts”). The warrants are subject to an ownership blocker provision that prevents the Accounts from exercising the warrants if they would have voting and dispositive power for more than 9.99% of the common stock outstanding following such exercise. Pura Vida Investments, LLC (“PVI”) serves as the investment manager to the Pura Vida Master Fund, Pura Vida X Fund and the Accounts. Efrem Kamen serves as the managing member of PVI. PVI and Mr. Kamen may be deemed to have shared voting and dispositive power with respect to the shares owned directly by the Pura Vida Master Fund, Pura Vida X Fund and the Accounts. PVI, Mr. Kamen and Pura Vida Master Fund disclaim beneficial ownership of those shares except to the extent of their pecuniary interest therein.

Security Ownership of Management

The following table sets forth information as of April 24, 2023 concerning beneficial ownership of our common stock and equity awards by each member of our Board of Directors, all Named Executive Officers, and all executive officers and directors as a group. Except as indicated below, the address for each director and executive officer listed is: c/o Oncocyte Corporation, 15 Cushing, Irvine, CA 92618.

Name	Number of Shares	Percent of Total(1)
John Peter Gutfreund(2)	8,429,775	5.01%
Andrew Arno(3)	1,276,268	*
Alfred D. Kingsley(4)	906,523	*
Andrew J. Last(5)	308,690	*
Joshua Riggs(6)	134,917	*
Jennifer Levin Carter(7)	122,500	*
Anish John(8)	80,469	*
Louis E. Silverman	50	*
James Liu(9)	5,591	*
All executive officers and directors as a group (9 persons)(10)	11,264,783	6.65%

*Less than 1%

(1)	Percentages are based on 164,607,280 shares of common stock, no par value, outstanding as of April 24, 2023.

(2)	Includes 3,085,047 shares of common stock and 3,564,728 shares that may be acquired upon the exercise of certain warrants held by Halle Special Situations Fund LLC. John Peter Gutfreund is the investment manager and a control person of Halle Capital Partners GP LLC, the managing member of Halle Special Situations Fund LLC. In such capacity, Mr. Gutfreund may be deemed to beneficially own these securities.

(3)	Includes 673,133 shares held solely by Mr. Arno, 156,084 shares held by JBA Investments LLC (“JBA”) and 156,084 shares held by MJA Investments LLC (“MJA”). Mr. Arno is the Manager of each of JBA and MJA and in such capacity has the right to vote and dispose of securities held by JBA and MJA. Includes 248,520 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days and 52,447 shares that may be acquired upon the exercise of certain warrants.

(4)	Includes 533,223 shares held solely by Mr. Kingsley, and 75,345 shares held by Greenbelt Corp. and 18,767 shares held by Greenway Partners, LP, which are affiliates of Mr. Kingsley. Mr. Kingsley is the President of Greenbelt Corp. and the General Partner of Greenway Partners, LP, and, in such capacities, has the right to vote and dispose of the securities held by the two entities. Includes 383,300 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days.

(5)	Includes 248,520 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days.

(6)	Includes 132,609 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days.

(7)	Includes 102,000 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days.

(8)	Includes 80,469 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days.

(9)	Includes 5,591 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days.

(10)	Includes 1,201,009 shares that may be acquired upon the exercise of certain stock options that are presently exercisable or that may become exercisable within 60 days, and 3,617,175 shares that may be acquired upon the exercise of certain warrants.

32

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Sales of Equity Securities

During January 2021, we sold a total of 7,301,410 shares of our common stock for $3.424 per share in an offering registered under the Securities Act of 1933 (as amended, the “Securities Act”). Broadwood purchased 1,460,280 shares, and Pura Vida purchased 5,841,130 shares, on the same terms as other investors.

During February 2021, we sold a total of 8,947,000 shares of our common stock for $4.50 per share in an offering registered under the Securities Act. Broadwood purchased 600,000 shares on the same terms as other investors.

During 2021, we entered into a Warrant Exercise Agreement with Broadwood, pursuant to which (i) we agreed to reduce the exercise price of a common stock warrant held by Broadwood to purchase up to 573,461 shares of common stock from $3.25 per share to $3.1525 per share; and (ii) Broadwood agreed to exercise the common stock warrant in full on or prior to September 30, 2021. Shortly after executing the Warrant Exercise Agreement, Broadwood exercised the common stock warrant in full and received 573,461 shares in exchange for payment to us of $1,807,835.81.

On April 13, 2022, Oncocyte entered into a securities purchase agreement with certain investors, including Broadwood and John Peter Gutfreund, a director of Oncocyte, in a registered direct offering of 11,765 shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”), which are convertible into a total of 7,689,542 shares of common stock, at a conversion price of $1.53 (the “Series A Preferred Stock Offering”). Each of Broadwood and Mr. Gutfreund purchased 2,941.17647 and 588.23529 shares, respectively, in the Series A Preferred Stock Offering and on the same terms as other investors. Broadwood and Mr. Gutfreund specifically paid $5,000,000 and $1,000,000, respectively, in connection with their purchase of the Series A Preferred Stock. Additionally, Halle Capital Management, L.P. received $85,000 from the Company as reimbursement for its legal fees and expenses. Mr. Gutfreund is the Managing Partner of Halle Capital Management, L.P.

Further, on April 13, 2022, Oncocyte entered into the Underwriting Agreement with the Underwriters for the Underwritten Offering. Pursuant to the Underwritten Offering, Broadwood acquired from us (i) 5,220,654 shares of common stock, and (ii) 6,003,752 April 2022 Warrants to purchase up to 3,001,876 shares of common stock at an exercise price of $1.53 per share. However, the total number of shares of common stock that Broadwood purchased in the Underwritten Offering was 6,003,752, of which 783,098 existing shares were acquired by the underwriters in the open market and re-sold to Broadwood. Certain funds and accounts managed by Pura Vida Investments (collectively, “Pura Vida”) acquired from us (i) 4,984,093 shares of common stock, and (ii) 5,731,707 April 2022 Warrants to purchase up to 2,865,853 shares of common stock. However, the total number of shares of common stock that Pura Vida purchased in the Underwritten Offering was 5,731,707, of which 747,614 existing shares were acquired by the underwriters in the open market and re-sold to Pura Vida. Halle Special Situations Fund LLC purchased from us (i) 6,199,527 shares of common stock, and (ii) 7,129,456 2022 Warrants to purchase up to 3,564,728 shares of common stock. However, the total number of shares of common stock that Halle Special Situations Fund LLC purchased in the Underwritten was 7,129,456, of which 929,929 existing shares were acquired by the underwriters in the open market and re-sold to Halle Special Situations Fund LLC. Mr. Gutfreund is the investment manager and a control person of Halle Capital Partners GP LLC, the managing member of Halle Special Situations Fund LLC. The aggregate purchase price paid for the 6,003,752 shares of Common Stock and the Warrants purchased by Broadwood pursuant to the Underwritten Offering was $7,999,999.54. The aggregate purchase price paid for the 5,731,707 shares of Common Stock and the Warrants purchased by Pura Vida pursuant to the Underwritten Offering was $7,637,499.58. The aggregate purchase price paid for the 7,129,456 shares of common stock and the 2022 Warrants purchased by Halle Special Situations Fund LLC pursuant to the Underwritten Offer was $9,500,000.12.

On April 3, 2023, Oncocyte entered into a securities purchase agreement (the “2023 Securities Purchase Agreement”) with certain investors, including Broadwood, Pura Vida and entities affiliated with AWM, and certain directors, including Andrew Arno and John Peter Gutfreund (and certain of their affiliated parties), which provides for the sale and issuance by the Company of an aggregate of 45,494,198 shares of common stock at an offering price of: (i) $0.30168 to investors who are not considered to be “insiders” of the Company pursuant to Nasdaq Listing Rules (“Insiders”), which amount reflects the average closing price of the Common Stock on Nasdaq during the five trading day period immediately prior to pricing, and (ii) $0.35440 to Insiders, which amount reflects the final closing price of the Common Stock on Nasdaq on the last trading day immediately prior to pricing (the “2023 Registered Direct Offering”). Broadwood purchased 26,827,638 shares of common stock for $8,093,361.84, Pura Vida purchased 663,000 shares of common stock for $200,013.84 and entities affiliated with AVM purchased 9,447,096 shares of common stock for $2,849,999.92. Mr. Arno and his affiliated parties purchased 423,252 shares of common stock for $150,000.51, and Mr. Gutfreund and his affiliated parties purchased 1,705,000 for $604,252.00.

On April 5, 2023, Oncocyte redeemed all of the 588.23529 shares of Series A Preferred Stock held by Mr. Gutfreund for $618,672.34.

Company Employee(s)

The Company employs Andrew Arno’s son as its Senior Manager, Investor Relations, Corporate Planning & Development. As of April 24, 2023, the total compensation paid by the Company to Mr. Arno’s son since January 1, 2022 is approximately $159,642 .

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who own more than 10% of a registered class of securities, to file initial reports of ownership of our stock and reports of changes in such ownership with the SEC. To our knowledge, all required filings pursuant to Section 16(a) were timely made during fiscal year 2022, except for the filings identified below.

One Form 4 with respect to one transaction for each of Cavan Redmond, Melinda Griffith, Andrew Arno, Jennifer Levin Carter and Andrew J. Last were not filed timely due to a technical error. One Form 4 in connection with the departure of Ronald Andrews, one Form 4 with respect to one transaction for Anish John and one Form 3 in connection with Mr. John’s prior appointment as Senior Vice President, Finance, and interim Chief Financial Officer, were not timely filed due to an administrative error.

33

PROPOSAL 2: RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTANTS

The Board of Directors has selected WithumSmith+Brown, PC (“Withum”) as our independent registered public accountants for the fiscal year ending 2023. Withum has served as our independent registered public accountants since July 19, 2021. The Board of Directors proposes and recommends that the shareholders ratify the selection of the firm of Withum to serve as our independent registered public accountants for the fiscal year ending December 31, 2023.

Changes in Certifying Accountant

On July 15, 2021, Withum, an independent registered public accounting firm, acquired certain assets of OUM & Co. LLP (“OUM”), our independent registered public accounting firm since the fourth quarter of 2015, through a transaction in which OUM’s partners and professional staff joined Withum as partners or employees. As a result of this transaction, on July 15, 2021, OUM resigned as our independent registered public accounting firm, and on July 19, 2021 the Audit Committee of our Board of Directors approved the engagement of Withum as our new independent registered public accounting firm.

The audit reports of OUM on the Company’s consolidated financial statements for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2021 and 2020, and through the subsequent interim periods preceding OUM’s resignation, there were no disagreements between us and OUM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of OUM would have caused them to make reference thereto in their reports on our financial statements for such years. During the two most recent fiscal years ended December 31, 2021 and 2020, and through the subsequent interim periods preceding OUM’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We provided OUM a copy of the disclosures in the Form 8-K dated July 15, 2021 (“Form 8-K”) and we requested that OUM furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements contained in the Form 8-K. A copy of OUM’s letter dated July 20, 2021 was filed as Exhibit 16.1 to the Form 8-K.

During our two most recent fiscal years ended December 31, 2021 and 2020, and through the subsequent interim periods preceding Withum’s engagement, we did not consult with Withum on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on our financial statements, and Withum did not provide either a written report or oral advice to us that Withum concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement with OUM or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Required Vote

Approval of the selection of Withum to serve as our independent registered public accountants requires the affirmative vote of a majority of the shares of common stock represented at the Meeting, provided that a quorum is present. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the selection of Withum to audit our financial statements.

We expect that a representative of Withum will be present at the Meeting, by conference telephone, and will have an opportunity to make a statement if he or she so desires and may respond to appropriate questions from shareholders.

The Board of Directors Recommends a Vote “FOR” Ratification of the Selection of Withum as Our

Independent Registered Public Accountants for the Fiscal Year Ending December 31, 2023

34

Audit Fees, Audit Related Fees, Tax Fees and Other Fees

The following table sets forth the aggregate Audit, Audit Related and Tax Fees billed to us during the fiscal years ended December 31, 2022 and 2021:

	2022	2021
Audit Fees (1)	$423,124	$269,880
Audit Related Fees (2)	184,164	358,119
Tax Fees(3)	122,424	172,457
Total Fees	$729,712	$800,456

(1)	Audit Fees consist of fees billed by Withum and OUM for professional services rendered for the audit of Oncocyte’s annual financial statements included in our Original Report, and review of the interim financial statements included in our Quarterly Reports on Form 10-Q, as applicable, and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees billed by Withum and OUM for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” This category includes fees related to non-routine SEC filings.

(3)	Tax Fees consist of fees for professional services billed by Moss Adams, LLP rendered in connection with the preparation of consolidated and subsidiary federal and state income tax returns, and tax related provision work, research, compliance and consulting.

Pre-Approval of Audit and Permissible Non-Audit Services

Our Audit Committee requires pre-approval of all audit and non-audit services. Other than de minimis services incidental to audit services, non-audit services shall generally be limited to tax services such as advice and planning and financial due diligence services. All fees for such non-audit services must be approved by the Audit Committee, except to the extent otherwise permitted by applicable SEC regulations. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. During 2022 and 2021, all of the fees paid to Withum and OUM, as applicable, were approved by the Audit Committee.

35

PROPOSAL 3: SAY ON PAY PROPOSAL

In accordance with Section 14A of the Securities Exchange Act of 1934 and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted on July 21, 2010, we are required to seek, on a non-binding advisory basis, shareholder approval of the compensation of our named executive officers as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers.

Our executive compensation program is designed with the intention of effecting the following goals:

●	Attract, motivate and retain highly-qualified executive officers in a competitive market;
●	Provide compensation to our executives that are competitive and reward the achievement of challenging business objectives; and
●	Align our executive officers’ interests with those of our shareholders by providing a significant portion of total compensation in the form of equity awards.

Our Board of Directors believes that our current executive compensation program must be regularly reviewed and revised as necessary to ensure alignment of our executive officers’ interests with those of our shareholders. Shareholders are urged to read the “Executive Compensation” section of this proxy statement, which further discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers.

The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement and vote to approve the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, is hereby APPROVED.

Required Vote

The affirmative vote of a majority of the shares represented at the Meeting, provided that a quorum is present, is required to approve, on an advisory basis, the say on pay proposal. As an advisory vote, this proposal is not binding upon us. However, the Compensation Committee of our Board of Directors, which is responsible for designing and administering our executive compensation program, values the opinions expressed by our shareholders and will consider the outcome of the vote when making future compensation decisions.

Our Board of Directors recommends a vote “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement.

36

PROPOSALS OF SHAREHOLDERS

Under our bylaws, shareholders who intend to present a proposal for action at our 2024 Annual Meeting of Shareholders must notify our management of such intention by notice received at our principal executive offices not earlier than February 24, 2024 and not later than March 25, 2024. Any such proposal must comply with the requirements set forth in our bylaws.

Shareholders who intend to present a proposal for action at our 2024 Annual Meeting of Shareholders must notify our management of such intention by notice received at our principal executive offices not later than January 20, 2024 for such proposal to be included in our proxy statement and form of proxy relating to such meeting.

ANNUAL REPORT

Our Annual Report on Form 10-K, as amended, filed with the SEC for the fiscal year ended December 31, 2022, without exhibits, may be obtained by a shareholder without charge, upon written request to the Secretary of Oncocyte.

HOW TO ATTEND THE ANNUAL MEETING

IMPORTANT NOTICE:

As explained below, we have made arrangements for our shareholders to attend the Meeting online in lieu of attending in person.

Whether you plan to attend the Meeting online, we encourage you to sign and return the enclosed proxy card and indicate how you wish your shares to be voted at the Meeting. If you do attend the Meeting you will be able to revoke your proxy and vote at the Meeting by following the instructions in this Proxy Statement. If you are unable to attend the Meeting and you do not revoke your proxy, your shares will be voted as indicated on your proxy card.

Participating in the Meeting Online

This year we have made arrangements for our shareholders to attend and vote at the Meeting online through electronic video screen communication. Shareholders who wish to attend the Meeting online you will need to gain admission in the manner described below. Shareholders who follow the procedures for attending the Meeting online will be able to vote at the Meeting and ask questions. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate and vote at the Meeting online but may view the Meeting webcast by https://web.lumiagm.com/259974801 and following the instructions to log in as a guest using the password oncocyte2023. Although the Meeting will not be held in person, shareholders will, to the extent possible, be afforded the same rights and opportunities to participate at the virtual meeting similarly to how they would participate at an in-person meeting.

If you are a “shareholder of record” (meaning that you have a stock certificate registered in your own name), to attend and participate in the Meeting online you will need to visit https://web.lumiagm.com/259974801 and use the control number on your proxy card to log on. The password for the Meeting is oncocyte2023.

If you are a “street name” shareholder (meaning that your shares are held in an account at a broker-dealer firm) and you wish to participate and vote online at the Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. After obtaining a valid legal proxy from your broker, bank or other agent, you must register to attend the Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC to receive a control number that may be used to access the Meeting online. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 16, 2023, five business day before the Meeting.

You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Meeting and vote your shares at https://web.lumiagm.com/259974801 during the Meeting. The password for the meeting is oncocyte2023. Follow the instructions provided to vote. We encourage you to access the Meeting prior to the start time leaving ample time for the check in.

By Order of the Board of Directors,

Peter Hong

Secretary

May 19, 2023

37

ANNUAL MEETING OF SHAREHOLDERS OF

ONCOCYTE CORPORATION

June 23, 2023

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20533030000000001000 0 062323

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, AND "FOR" PROPOSALS NUMBERS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Joshua Riggs
- ○ Andrew Arno
- ○ Alfred D. Kingsley
- ○ Andrew J. Last
- ○ Louis E. Silverman

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Ratifying appointment of independent registered public accountants; and	☐	☐	☐
3. Approval, on an advisory basis, of named executive officer compensation in fiscal 2022.	☐	☐	☐

I WISH TO ATTEND AND VOTE SHARES AT THE MEETING ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

ONCOCYTE CORPORATION

June 23, 2023

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

ONLINE AT THE MEETING - The company will be hosting the meeting online live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/259974801 (password: oncocyte2023) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20533030000000001000 0 062323

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, AND "FOR" PROPOSALS NUMBERS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Joshua Riggs
- ○ Andrew Arno
- ○ Alfred D. Kingsley
- ○ Andrew J. Last
- ○ Louis E. Silverman

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Ratifying appointment of independent registered public accountants; and	☐	☐	☐
3. Approval, on an advisory basis, of named executive officer compensation in fiscal 2022.	☐	☐	☐

I WISH TO ATTEND AND VOTE SHARES AT THE MEETING ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ONCOCYTE CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

June 23, 2023

The undersigned appoints Andrew Arno and Joshua Riggs, and each of them, with full power of substitution, as the undersigned's lawful agent and proxy to attend the Annual Meeting of Shareholders of Oncocyte Corporation on June 23, 2023 and any adjournment thereof and to represent and vote all Oncocyte Corporation shares of common stock standing in the name of the undersigned upon the books of the corporation.

Shares represented by this proxy will be voted in accordance with the instructions of the undersigned specified below. If this card contains no specific voting instructions the undersigned's shares will be voted FOR the election of directors, and FOR proposals 2 and 3. This proxy also authorizes each of the persons named above to vote at his discretion on (1) any other matter that the Board of Directors did not know, a reasonable time before the mailing of the notice of annual meeting, would be presented at the meeting, and (2) matters incidental to the conduct of the meeting.

(Continued and to be signed on the reverse side)

1.1

14475